UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition
On January 19, 2022, CIRCOR International, Inc. (the “Company” or “CIRCOR”) issued a press release in which it reaffirmed its financial outlook for the fourth quarter and full year 2021 and announced the transitions described below in Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by special reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 19, 2022, Scott Buckhout and the Company reached mutual agreement that Mr. Buckhout will step down from his position as President and Chief Executive Officer effective immediately. Mr. Buckhout’s decision to step down from his position was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices, the Company’s management, or the Board.

The Company and Mr. Buckhout are in the process of negotiating the material terms of Mr. Buckhout’s separation and release agreement and intend to enter into such agreement as soon as practicable. The separation and release agreement will be filed as an exhibit to a subsequent current report on Form 8-K.

On January 19, 2022, the Board appointed Aerospace & Defense Group President Tony Najjar as Chief Operating Officer of the Company and named him as the Company’s Interim President and Chief Executive Officer. Mr. Najjar has served as President, Aerospace and Defense Group since February 2018. Before assuming his current role, he served as Vice President, Aerospace and Defense in the Advance Flow Solutions Group from October 2016 to February 2018 and Vice President, Sales & Marketing, Aerospace and Defense Group, from April 2015 to October 2016. Before joining CIRCOR, Mr. Najjar served as Programs Manager, Business Development and Mergers & Acquisitions at Rockwell Collins, a multinational manufacturing company, from October 2011 to April 2015. He has spent over 30 years in the aerospace and defense industry in engineering, sales, and general management roles, including leadership positions at Rockwell Collins and Kaiser Aerospace. Mr. Najjar holds both a bachelor's degree and a Master of Science degree in Mechanical Engineering from Oklahoma State University and an MBA from Pepperdine University.

The selection of Mr. Najjar to serve as the Company’s Chief Operating Officer and Interim President and Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Najjar and any other director or executive officer of the Company, and there are no related person transactions between the Company and Mr. Najjar reportable under Item 404(a) of Regulation S-K.

On January 14, 2022, the Company entered into an executive retention agreement (the “Retention Agreement”) with AJ Sharma, the Company’s Interim Chief Financial Officer. Under the terms of the Retention Agreement, Mr. Sharma will receive additional compensation in the amount of $4,500 per pay period, subject to typical deductions and withholdings. Additionally, Mr. Sharma will be eligible to receive a retention bonus of $140,000 payable in two installments, subject to certain conditions set forth in the Retention Agreement.

The foregoing description of Mr. Sharma’s Retention Agreement is not intended to be complete and is qualified in its entirety by reference to the text of the Retention Agreement, a copy of which is attached to this current report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Safe Harbor Statement
This Form 8-K contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this Form 8-K that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's fourth-quarter and full year 2021 guidance. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divestiture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs; and the duration and severity of the COVID-19 pandemic and its impact on the global economy. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	CIRCOR Announces CEO Transition and Reaffirms Outlook for Fourth Quarter and Full Year 2021
10.1	Arjun Sharma Retention Agreement dated January 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.
January 19, 2022	/s/ Jessica W. Wenzell
Jessica W. Wenzell
General Counsel & Chief People Officer